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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference in this registration of our reports dated May 12, 1998 included in Repligen Corporation's Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 26, 1998